July 14, 2017
TOUCHSTONE FUNDS GROUP TRUST

Touchstone Small Cap Fund

Supplement to Prospectus, Summary Prospectus and Statement of Additional Information dated January 30, 2017

Effective immediately, all classes of the Touchstone Small Cap Fund (the “Fund”) are open to investments by new and existing investors, subject to minimum investment and other requirements as described in the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information. The Fund reserves the right to close the Fund to new or subsequent investments at a future date and to modify the foregoing policy for any reason.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TSFAX-S2-1707